UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 14, 2003
                                  ------------



                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       1-31565                   06-1377322
----------------------------     ----------------------     --------------------
(State or other jurisdiction     Commission File Number       (I.R.S. Employer
   of incorporation or                                       Identification No.)
      organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)

     (Registrant's telephone number, including area code)   (516) 683-4100
                                                             --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.  Changes in Control of Registrant
         --------------------------------

         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

         Not applicable.

Item 3.  Bankruptcy or Receivership
         --------------------------

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         Not applicable.

Item 5.  Other Events
         ------------

         Not applicable.

Item 6.  Resignations of Registrant's Directors
         --------------------------------------

         Not applicable.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

        (a)  No financial statements of businesses acquired are required.

        (b)  No pro forma financial information is required.

        (c) Attached as an exhibit is the Company's press release announcing the results of its Annual Meeting of Shareholders and reiterating the Company's diluted earnings per share projections for 2003.

Item 8.   Change in Fiscal Year
          ---------------------

          Not applicable.

Item 9.   Regulation FD Disclosure
          ------------------------

          On May 14, 2003, New York Community Bancorp, Inc. (the "Company"), a Delaware corporation, announced that its shareholders had approved all of the proposals submitted for their consideration at the Annual Meeting of Shareholders held that day. In addition, the Company reiterated its 2003 earnings guidance, noting that its diluted earnings per share are currently expected to range from $2.67 to $2.75.

Item 10. Amendments to the Registrant's code of Ethics, or Waiver of a Provision of the Code of Ethics
         -------------------------------------------------------------

         Not applicable.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit
         Plans
         -------------------------------------------------------------------

         Not applicable.


Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

         Not applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   May 14, 2003                        NEW YORK COMMUNITY BANCORP, INC.
-------------------
       Date


                                       /s/ Joseph R. Ficalora
                                       ---------------------------------------
                                           Joseph R. Ficalora
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  --------------

Exhibit 99.1 News release dated May 14, 2003 announcing the results of the Company's Annual Meeting of Shareholders and reiterating the Company's diluted earnings per share estimates for 2003.